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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
          PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934


      Date of Report (Date of earliest event reported): November 21, 2000
                              ___________________

                              b2bstores.com Inc.

                              ___________________
              (Exact Name of Registrant as Specified in Charter)

         Delaware                      1-14798                  11-3500746
-------------------------------  --------------------       ------------------
 (State or Other Jurisdiction        (Commission              (IRS Employer
    of Incorporation)                File Number)           Identification No.)


         249 East Ocean Boulevard, Suite 620
              Long Beach, California                           90802
     --------------------------------------------        -----------------
       (Address of Principal Executive Offices)             (Zip Code)


              Registrant's telephone number, including area code
                                (562) 491-7180
                                --------------


                                      N/A
                                      ---


         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS.

         On November 21, 2000, b2bstores.com, Inc. (the "Company"), IVAX Corporation, a Florida corporation ("IVAX"), and IVAX Diagnostics, Inc., a Florida corporation and a wholly-owned subsidiary of IVAX ("Diagnostics"), entered into a definitive merger agreement (the "Merger Agreement"), pursuant to which Diagnostics will be merged with and into the Company (the "Merger"). The Company will be the surviving corporation in the Merger.

         Under the terms and subject to the conditions set forth in the Merger Agreement, upon consummation of the Merger, each share of Diagnostics common stock will be converted into the right to receive the Company's common stock, based upon a exchange ratio which will convert each share of Diagnostics issued and outstanding common stock into the number of shares of the Company's common stock equal to 20,000,000 divided by the number of shares of the Diagnostic's common stock issued and outstanding at the time of the completion of the Merger, for aggregate consideration to Diagnostics of 20,000,000 shares of the Company's common stock (the "Merger Consideration"). In addition, under the terms of the Merger Agreement, if the Company fails to maintain a minimum cash holdings balance of twenty-two million dollars ($22,000,000) (the "Minimum Cash Target") at the Effective Date of the Merger, the Company will be obligated to issue one additional share to Diagnostics for each dollar the Company's cash holdings are below the Minimum Cash Target.

         In connection with the execution of the Merger Agreement, certain current stockholders of the Company (representing 2,943,400 shares of the Company's outstanding common stock) entered into a voting agreement (the "Voting Agreement") in which such shareholders agreed to support and vote in favor of the Merger at a special meeting of the shareholders of the Company.

         A copy of the Merger Agreement is filed herewith as Exhibit 2.1 and is incorporated herein by reference and a copy of the Voting Agreement is filed herewith as Exhibit 99.1 and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of the Merger Agreement and the Voting Agreement.

         On November 21, 2000, the Company and IVAX issued a joint press release announcing the proposed Merger, a copy of which is filed herewith as Exhibit
99.2 and is incorporated herein by reference.

         Consummation of the Merger is subject to numerous conditions, including the receipt of approval of the stockholders of the Company.
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS  AND EXHIBITS.

       (c)     Exhibits.

                  2.1 Merger Agreement, dated November 21, 2000, among b2bstores.com, Inc., IVAX Corporation, and IVAX Diagnostics, Inc.

                  99.1 Voting Agreement, dated November 21, 2000, between IVAX Corporation, IVAX Diagnostics, Inc., b2bstores.com, Inc., and certain stockholders of b2bstores.com, Inc.

                  99.2 Press Release of IVAX Corporation. and b2bstores.com, Inc. issued November 21, 2000.
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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        B2BSTORES.COM, INC.


Date:  November 29,  2000               By: /s/ Richard Kandel
                                            ---------------------------------
                                        Name:  Richard Kandel
                                        Title: Chairman of the Board
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                               INDEX TO EXHIBITS

2.1 Merger Agreement, dated November 21, 2000, among b2bstores.com, Inc, IVAX Corporation, and IVAX Diagnostics, Inc.

99.1 Voting Agreement, dated November 21, 2000, between IVAX Corporation, IVAX Diagnostics, Inc., b2bstores.com, Inc., and certain stockholders of b2bstores.com, Inc.

99.2 Press Release of IVAX Corporation. and b2bstores.com, Inc. issued November 21, 2000.